Exhibit 3.1

ROSS MILLER

Secretary of State

204 North Carson Street, Suite 4

Carson City, Nevada 89701-4520

(775) 684 5708

Website: www.nvsos.gov

Filed in the office of /s/ Ross Miller	Document Number 20120268111-74
Ross Miller Secretary of State	Date and Time 04/17/2012 4:14 PM
State of Nevada	Entity Number E0215212012-2

(This document was filed electronically)

ARTICLES OF INCORPORATION (PURSUANT TO NRS CHAPTER 78)

1. Name of Corporation:	LINE UP ADVERTISEMENT, INC.
2. Resident Agent for Service of Process:	Commercial Registered Agent: INCORP SERVICES, INC.
3. Authorized Stock:	Number of shares with par value: 75,000,000 Par Value: $.0010 Number of shares without par value: 0
4. Names & Addresses of the Board of Directors/Trustees:	VAGNER GOMES TOME – SEE ATTACHED 2360 CORPORATE CIRCLE – S HENDERSON, NV, 89074-7722
5. Purpose:	The purpose of the Corporation shall be: PROVIDE TVS STREAMING ADVERTISMENTS
6. Name, Address and Signature of Incorporator:	INCORP SERVI – SEE ATTACHED 2360 CORPORATE CIRCLE – S HENDERSON, NV, 89074-7722	INCORP SERVICES, INC. Incorporator Signature
7. Certificate of Acceptance of Appointment of Registered Agent:	I hereby accept appointment as Resident Agent for the above named Entity. INCORP SERVICES, INC. Authorized Signature of Registered Agent On Behalf of Registered Agent Entity	4/17/2012 Date

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

CONTINUED

Includes data that is too long to fit in the fields on the NRS 78 Form and all additional director/trustees and incorporators

ENTITY NAME:	LINE UP ADVERTISEMENT, INC.

FOREIGN NAME TRANSLATION:	Not Applicable

PURPOSE:		PROVIDE TVS STREAMING ADVERTISEMENTS

REGISTERED AGENT NAME:		INCORP SERVICES, INC.
STREET ADDRESS:	Not Applicable
MAILING ADDRESS:	Not Applicable

ADDITIONAL		Directors/Trustees
Name: VAGNER GOMES TOME
Address: 2360 CORPORATE CIRCLE • SUITE 400
City: HENDERSON
State: NV
Zip Code: 89074-7722

ADDITIONAL		Incorporators
Name: INCORP SERVICES, INC.
Address: 2360 CORPORATE CIRCLE • SUITE 400
City: HENDERSON
State: NV
ZioCode:89074·7722

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